Exhibit 10.14

Sales contract of Industrial and Mineral Products

                        Contract No._____
Supplier:Taiyuan Hongxing Carbon Black Co., Ltd

Buyer:    Shifeng Juxing Tyre Co.,Ltd

Place of signing contract: Qingxu:Taiyuan

Date of signing contract: January 1, 2008

1. Product name, trade mark, model, quantity, amount of money, delivery time and quantity

Product Name	Model	Unit	Quantity Required/Monthly	Price (RMB per ton)	Amount(RMB)	Remarks
Carbon Black	N220	Ton	450	5900		1. The price in this agreement is current market price 2. The quantity is decided by the number actually occurred.
Carbon Black	N330	Ton	200	5600
Carbon Black	N660	Ton	200	5600
Total

2. Quality requirements, technical standards, the conditions and duration of which supplier is responsible for: National standard or by buyer’s standard

3. The place of delivery and method: buyer’s warehouse, Specific quantity and delivery time are subject to telephone or fax-based communication

4. Means of transport, expense for transport and related items: The buyer bear the burden

5. Reasonable wear and tear and method of calculation    None

6. Packaging standards, supply and recycle of packaging materials   None

7. Acceptance criteria, methods, and period to hold discussion on goods delivered: Within 7 days after the delivery

8. Random spare, number and supply method of accessories    None

9. Payment method and period: Within 30 days after the delivery and the invoice being recognized.

10. If guaranty is needed, the guaranty agreement is also needed as appendix    None

11. Liability for breach of contract: It shall be settled according to the contract law of PRC

12. The mechanism of dispute settlement:  It shall be settled through negotiation.

13. Other agreed matters:

  a. Quality Assurance Documents

  b. The price is subject to the market condition, and the quantity is determined by the actual number occurred. It shall inform the buyer at 7 day’s advance if there is a change in above items.

Supplier: Company Name (Seal): Company Address: Legal Representative: Entrusted agent : Telephone: Opening bank: Bank Account: Zip Code:	Buyer: Company Name: Company Address: Legal Representative: Entrusted agent: Telephone: Opening bank: Bank Account: Zip Code:
 Valid period: From January 1,2008 to December 31,2008